Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions
Acquisitions:
On October 1, 2013, we acquired Cambridge Chemical Company, Ltd., for consideration of approximately $3.6 million. Cash payments related to this acquisition were $2.3 million in 2013. On May 11, 2011, we announced that we had expanded our presence in the biofuels market with the acquisition of Catilin Inc. Cash payments related to this acquisition were $4.5 million in 2011. In the third quarter of 2010, we purchased certain property and equipment in Yeosu, South Korea in connection with our plans for building a metallocene polyolefin catalyst and TMG manufacturing site. Cash payments related to this acquisition were $6.5 million in 2011.